Agreement

This Agreement is made on the 10th day of July, 2001

Between American Champion Media, Inc. ("ACM")

22320 Foothill Blvd., Suite 260

Hayward, CA 94541

And American Champion Entertainment, Inc. ("ACEI")

22320 Foothill Blvd., Suite 260

Hayward, CA 94541

WHEREAS ACM is a wholly owned subsidiary of ACEI since the formation of both companies in February 1997, and

WHEREAS ACM has been receiving all of its funding for the production of a 29-episode TV series, Adventures With Kanga Roddy, from its parent company ACEI between 1997 and 2000, and

WHEREAS ACEI intends to spin-off ACM by filing a form 10-SB with the U.S. Securities and Exchange Commission and distributing ACM shares to the current ACEI shareholders.

NOW THEREFORE, the parties hereby agree that all future cashflow generated from the Licensing Agreement signed between ACM and World Channel Inc., dated December 27, 2000, for the licensing of products from ACM's above mentioned TV series shall be equally shared between ACEI and ACM.

For and on behalf of                         For and on behalf of
American Champion Media, Inc.                American Champion Entertainment, Inc.

/s/ George Chung                             /s/ Anthony K. Chan
George Chung                                 Anthony K. Chan
Managing Director                            Chief Executive Officer